Arrow Dow Jones Global Yield ETF

GYLD

PROSPECTUS

June 1, 2016

1-877-277-6933

1-877-ARROW-FD
www.ArrowShares.com

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on NYSE Arca, Inc.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Investment Risks	2
Performance	6
Management	6
Purchase and Redemption of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
ADDITIONAL INFORMATION ABOUT THE PRINCIPAL INVESTMENT STRATEGIES AND RISKS	7
Principal Investment Strategies	7
Principal Investment Risks	8
PORTFOLIO HOLDINGS	13
MANAGEMENT OF THE FUND	14
Investment Advisor	14
Portfolio Managers	14
NET ASSET VALUE	15
PREMIUM/DISCOUNT INFORMATION	15
HOW TO BUY AND SELL SHARES	16
Share Trading Prices	16
Book Entry	16
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	16
DISTRIBUTION AND SERVICE PLAN	17
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	17
FUND SERVICE PROVIDERS	18
INDEX PROVIDER	18
Disclaimer	19
OTHER INFORMATION	20
Investments by Investment Companies	20
Continous Offering	20
Householding	20
FINANCIAL HIGHLIGHTS	21
PRIVACY NOTICE	22

Fund Summary

Investment Objective The Arrow Dow Jones Global Yield ETF (the “Fund”) seeks investment results that generally correspond, before fees and expenses, to the price and yield performance of the Dow Jones Global Composite Yield Index (the “Underlying Index”).

Fees and Expenses The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table above and remain the same. This example does not reflect the brokerage commissions that you may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended January 31, 2016, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or “indexing” investment approach to seek to track the price and yield performance of the Underlying Index. Unlike many investment companies, the Fund does not try to “beat” the Underlying Index and does not seek temporary defensive positions when markets decline.

Under normal circumstances, the Fund invests at least 80% of its total assets in the component securities of the Underlying Index (or depositary receipts representing those securities). The Underlying Index seeks to identify the 150 highest yielding investable securities in the world within three “asset classes.”

The three global “asset classes” in the Underlying Index are equity securities, fixed income securities and alternative investments, and the asset classes are represented in the Underlying Index by the following five types of securities:

•        Equity securities are represented by depository receipts, common stocks and preferred stocks of companies of any size, including small and medium-sized companies;

•        Fixed income securities (sometimes referred to as “debt securities” or “bonds”) are represented by

•   Sovereign debt securities; and

•   Corporate bonds, including investment and non-investment (or “junk”) bonds; and

Common Stocks are the common equity securities issued by corporate issuers and usually include voting rights.

Preferred Stocks are equity securities issued by corporate issuers that typically pay dividends and have a higher claim on the assets of an issuer than common stock in a bankruptcy or similar proceeding, but do not include voting rights.

Depositary Receipts are receipts for shares of a foreign-based company that entitles the holder to distributions on the underlying security.

Corporate Bonds are debt securities issued by corporate issuers. They typically pay dividends and have a higher claim on an issuer’s assets in a bankruptcy or similar proceeding but do not include voting rights or other equity characteristics.

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•        Alternative investments are represented by

•   Real estate securities, including REITs; and

•   Energy-related investments, including preferred stocks of energy companies, royalty income trusts (“royalty trusts”) and MLPs. Investments in MLPs will not exceed 25% of the Fund’s assets.

Each type of security (i.e., equity, sovereign debt, corporate debt, real estate and energy securities) is equal weighted at 20% of the Underlying Index on rebalance and reconstitution dates and represented by approximately 30 component securities in the Underlying Index. The Underlying Index is rebalanced and reconstituted at the end of each calendar quarter.

Between quarter-ends, the relative weights of the types of securities in the Underlying Index will fluctuate with changes in the component securities’ market values. Since the Underlying Index is composed of securities of all five types, there may be times when lower yielding securities of one type are selected for the Underlying Index and higher yielding securities of another type are not.

Sovereign Debt Securities are debt securities issued or supported by domestic or foreign governments, their agencies and municipalities. Sovereign debt securities can be backed by the general credit of the government issuer or by a specific revenue source, such as a toll road.

REITs are real estate investment trusts. REITs are investment trusts, corporations, or associations that invest in real estate assets and/or interests in mortgages on real estate assets. REITs include similar investment vehicles that invest in real estate assets, pay dividends and are treated as REITs for tax purposes.

Royalty Trusts are investment trusts that invest in natural resource companies. They may buy natural resource companies and/or the right to these companies’ cash flows and/or royalties from the production and sale of natural resources.

MLPs are master limited partnerships. Many MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources.

The Underlying Index aggregates five different sub-indexes to identify its component securities – one sub-index for each type of security. The component securities of each sub-index are equal-weighted. The equity, real estate and energy sub-indexes are rebalanced quarterly and reconstituted annually. The sovereign and corporate debt sub-indexes are rebalanced and reconstituted quarterly.

Securities in the Underlying Index may include securities from developed or emerging market countries and securities of any credit quality, including junk bonds. Preferred stocks, other debt securities, convertible securities and sovereign debt securities may be rated by credit rating agencies and their ratings may be considered by the Underlying Index’s methodology. The Fund may be concentrated in an industry or group of industries or in a sector to the extent the Underlying Index is concentrated in an industry or group of industries or sector.

Although it is expected that the Fund will invest in all of the positions in the Underlying Index in the same weight as they appear in the Index (i.e., replicate the Underlying Index), the Fund may use a “sampling” methodology to seek its investment objective. Sampling involves using a quantitative analysis to select securities that in the aggregate have investment characteristics resembling the Underlying Index in terms of key risk factors, performance attributes and other characteristics. The Fund may invest up to 20% of its total assets in instruments that are not component securities of the Underlying Index, including other exchange-traded funds (“ETFs”).

Principal Investment Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. Many factors may adversely affect the Fund’s net asset value, trading prices, yield and performance.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to particular securities or asset classes without actually purchasing those securities or investments. These financial instruments may involve risks that are different from those associated with ordinary portfolio securities transactions, and expose the Fund to the risk that the counterparty will be unable or unwilling to pay obligations due to the Fund.

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Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund to fluctuate.

Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

Fixed-Income Securities Risk. Fixed-income securities are subject to special risks, including interest rate risk, credit risk and prepayment risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the Fund are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the Fund, including the periodic payment of interest or the payment of principal upon maturity.

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Foreign Securities Risk. Foreign investments are subject to the same risks as domestic investments and additional risks, including international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Foreign markets are subject to special risks associated with foreign investment including, but not limited to: lower levels of liquidity and market efficiency; greater securities price volatility; exchange rate fluctuations and exchange controls; limitations on foreign ownership of securities; imposition of withholding or other taxes; imposition of restrictions on the expatriation of the assets of the Fund; difficulties in enforcing contractual obligations; lower levels of regulation of the securities market; risks in clearance and settlement processes; and weaker accounting, disclosure and reporting requirements. Shareholder and bondholder rights under the laws of some foreign countries may not be as favorable as U.S. laws. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

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Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Emerging Markets Risk. Emerging markets securities are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties, including governmental interference in the markets, as well as a relative lack of information about companies in these markets. As a result, emerging markets may experience greater market volatility and lower trading volumes. Moreover, many emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs.

Investing in Other ETFs Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments.

“Junk Bond” Risk. Non-investment grade securities and unrated securities of comparable credit quality – generally known as junk bonds – are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations and are considered highly speculative. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions whether real or perceived, and adverse economic conditions. In addition, there may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell. Issuers of lower-rated securities also have a greater risk of default and bankruptcy.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time, the Fund may incur a loss and may not achieve a high correlation with the Underlying Index.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities, which could go down in value, sometimes sharply and unpredictably. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

MLP Securities Risk. Investments in the debt and equity securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. MLPs are controlled by their general partners, which may be subject to conflicts of interest. General partners typically have limited fiduciary duties to an MLP, which could allow a general partner to favor its own interests over the MLP’s interests. General partners of MLPs also often have limited call rights that may require unitholders to sell their common units at an undesirable time or price. MLPs may issue additional common units without unitholder approval, which would dilute the interests of existing unitholders, including the Fund’s ownership interest.

The amount of cash that each individual MLP can distribute to the Fund, which the Fund then uses to pay or distribute to its shareholders, will depend on the amount of cash the MLP generates from operations. This will vary from quarter to quarter depending on factors affecting the natural gas infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLP’s level of operating costs (including incentive distributions to its general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

One benefit of MLPs depends largely on the MLPs being classified as partnerships for federal tax purposes and the MLPs having no federal income tax liability at the entity level. A change in current federal tax law or a change in an MLP’s business might cause the MLP not to be taxed as a partnership. Treatment of one or more MLPs as a corporation for federal tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to shareholders.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including: the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities; the Fund may not be fully invested at times; the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints and; if used, representative sampling may cause the Fund’s tracking error to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.

Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of underlying securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

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Recent Market Conditions Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund.

REIT Risk. Investments in securities of real estate companies involve risks including, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws. The value of a REIT can depend on the structure of and cash flow generated by the REIT. In addition, like mutual funds, REITs have expenses, including advisory and administration fees, which are paid by their shareholders. Further, the failure of a company to qualify as a REIT or comply with applicable federal tax requirements could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment.

RIC Qualification Risk. To qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (“Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more “qualified publicly traded partnerships”; the Fund anticipates that the MLPs in which it invests will be “qualified publicly traded partnerships”. If the Fund’s MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Royalty Trust Risk. Investments in royalty trusts, which differ from owning shares of a corporation, will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Sector Risk. Securities in the sectors of the Underlying Index or in the Fund’s portfolio may underperform in comparison to the general securities markets or other sectors.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies may be more dependent on single products or key personnel, and may be newer than larger, more established companies with less information to evaluate.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

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Performance

The bar chart and performance table below show the variability of the Fund’s return, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Fund’s shares over time to the performance of the Underlying Index.

Total Return (Year ended December 31):

Returns do not reflect sales charges, and would be lower if they did.

Best Quarter	6/30/2014	6.73%
Worst Quarter	9/30/2015	(14.20)%

The year-to-date return as of the most recent calendar quarter which ended March 31, 2016 was 2.92%

Average Annual Total Returns (as of December 31, 2015)

	One Year	Since Inception*
Return Before Taxes	(21.30)%	(2.37)%
Return after Taxes on Distributions	(23.66)%	(4.69)%
Return after Taxes on Distributions and Sale of Fund Shares	(11.51)%	(2.36)%
Dow Jones Global Composite Yield Index (1)	(20.41)%	(1.59)%
*	Commencement of trading is May 8, 2012
(1)	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Management

Investment Advisor. Arrow Investment Advisors, LLC (the “Advisor”).

Portfolio Managers. The Fund is managed by a team consisting of the following individuals:

William E. Flaig, Jr. Chief Investment Officer Since Inception in 2010	Joseph Barrato Portfolio Manager Since July 2014	Jonathan S. Guyer Portfolio Manager Since July 2014

Purchase and Redemption of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 75,000 Shares (each block of Shares is called a “Creation Unit”) to authorized participants who have entered into agreements with the Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker dealer. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Shares of the Fund are listed for trading on NYSE Arca, Inc. (the “Exchange”) and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

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Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Principal Investment Strategies and Risks

Additional Information About Principal Investment Strategies

The Fund’s investment objective, to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Underlying Index, is non-fundamental. The Fund has adopted a policy to provide its shareholders with at least 60 days prior written notice of any change to the investment objective.

The Advisor seeks correlation over time of 0.95 or better between the Fund’s performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation.

Although the Advisor intends for the Fund to replicate the Underlying Index, the Fund may employ representative sampling to achieve its investment objective. In particular, the Fund may use representative sampling when securities in the Underlying Index are not available in the quantities needed by the Fund, when any security in the Underlying Index is subjecting to trading in round lots that are too large for inclusion in the basket of in-kind securities deposited for a Creation Unit, and until the Fund achieves scale.

The Fund will invest at least 80% of its total assets in the components of the Underlying Index and up to 20% of its assets in instruments that are not component securities of the Underlying Index, if the Advisor believes that such instruments will help the Fund to track its Underlying Index. For example, provided that the Fund continues to invest at least 80% of its total assets in the components of the Underlying Index and the Advisor believes it will help the Fund to track its Underlying Index, the Fund may invest in securities not included in the Underlying Index, other ETFs and money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended, (the “1940 Act”), or rules under the 1940 Act). Further, the Fund may sell securities included in its Underlying Index in anticipation of their removal from the Underlying Index, purchase securities not included in the Underlying Index in anticipation of their addition to the Underlying Index and/or hold a security no longer included in the Underlying Index. The Advisor anticipates that it may take approximately three business days (a business day is any day that the New York Stock Exchange (“NYSE”) is open) for the Advisor to reflect fully the additions and deletions to the Underlying Index in the portfolio composition of the Fund.

The Fund will not implement a temporary defensive strategy to protect it against potential securities market declines.

The Underlying Index uses rules-based criteria to select and identify the highest yielding securities within a range of asset classes determined in accordance with the Underlying Index’s methodologies from a universe of foreign and domestic securities. The Underlying Index is based on five sub-indexes. These sub-indexes, together, comprise the Underlying Index and include
(1) common stock, preferred stock and depositary receipts, (2) real-estate related investments, including REITs, (3) investment grade and non-investment grade corporate bonds, (4) energy-related investments, including preferred stock of energy companies, royalty trusts and MLPs, and (5) sovereign debt securities.

The five sub-indexes are:

Dow Jones Global Equity Yield Index

Dow Jones Global Real Estate Yield Index

Dow Jones Global Alternative Yield Index

Credit Suisse Yield Enhanced Global Corporate Index

Credit Suisse Yield Enhanced Sovereign Index

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Each sub-index may include both foreign and domestic issuers. The equity, real estate and energy sub-indexes may include issues from the following different countries as maintained by the index provider, S&P Dow Jones Indexes: Australia, Austria, Belgium, Brazil, Canada, Chile, Columbia, Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Japan, Luxembourg, Malaysia, Mexico, Morocco, Netherlands, New Zealand, Norway, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and United States of America. The equity, real estate and energy sub-indexes also include securities of Chinese issuers that are trading other than in mainland China. The sovereign and corporate debt sub-indexes include issues from the same countries as the equity, real estate and energy sub-indexes and also include issues from Luxembourg and Panama. For more information about the indexes, please see http://www.djindexes.com/mdsidx/downloads/brochure_info/Dow_Jones_Indexes_Country_Classification_System.pdf.

Each sub-index represents, at each quarterly rebalancing and reconstitution of the Underlying Index, 20% of the Underlying Index; that percentage fluctuates in between quarterly rebalancing. Each of the sub-indexes in the Underlying Index is rebalanced quarterly and its components are re-weighted at that time. The equity, real estate and energy sub-indexes are reconstituted annually in December. The corporate and sovereign debt sub-indexes are reconstituted quarterly. Each sub-index has a different investment universe and selection criteria, determined in accordance with pre-determined methodologies maintained by the sub-index providers. At rebalance and reconstitution dates, each sub-index selects 30 securities for inclusion in the Underlying Index. The combination of the five sub-indexes results in the Underlying Index normally having 150 components.

The sub-indexes include liquidity screens that are designed to make them investable. The MLP sub-index also includes a screen that excludes from the universe of eligible MLPs those investing in the financial services industry.

The sub-indexes may be subject to quarterly reviews by their providers. In connection with such reviews, if a component security has exhibited significant negative dividend growth or negative earnings from continuing operations over the past twelve-month period, the security may be removed from the sub-index by the provider. In addition, component securities may be removed from a sub-index during a quarter if the company is affected by a corporate action (i.e., delisting or bankruptcy), eliminates its dividend, or lowers, but does not eliminate, its dividend in certain circumstances. The removal of a security from a sub-index would result also in its removal from the Underlying Index. In these instances, the removed security is replaced by another security in the same sub-index before the quarter end.

The methodology of the Underlying Index is published by the Index Provider on the Index Provider’s website, at
http://www.djindexes.com/mdsidx/downloads/meth_info/methodology-dj-global-composite-yield.pdf

Additional Information About Principal Investment Risks

The following provides additional information about the principal risks identified under “Principal Investment Risks” and other risks applicable to the Fund.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Currency Risk. Currency risk is the potential for price fluctuations in the dollar value of foreign securities because of changing currency exchange rates. Because the Fund’s NAV is determined on the basis of U.S. dollars, the Fund may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Counterparty Risk. The Fund may invest in financial instruments involving counterparties for the purpose of attempting to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments. These financial instruments may include swap agreements and structured notes. The use of swap agreements and other counterparty instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements and other counterparty instruments also may be considered to be illiquid. In addition, the Fund may enter into swap agreements that involve a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

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Equity Securities Risk. The value of the Fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of the Fund may reflect these fluctuations.

Common Stock Risks. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of these issuers. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for Shares of the Fund.
•	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with the Fund.

Fixed-Income Securities Risk. Fixed-income securities are subject to special risks, including interest rate risk, credit risk and prepayment risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. Generally, the value of debt securities falls as interest rates rise. Fixed income securities differ in their sensitivities to changes in interest rates. Fixed income securities with longer effective durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter effective durations.

Credit Risk. Credit risk is the risk that the inability or perceived inability of an issuer to make interest and principal payments will cause the value of its securities to decrease, and cause the Fund a loss. If an issuer’s financial health deteriorates, it may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its obligations, including making timely payment of interest and principal. Although a downgrade of a bond’s credit ratings may not affect its price, a decline in credit quality may make bonds less attractive, thereby increasing the yield on the bond and driving down the price. Declines in credit quality can result in bankruptcy for the issuer and permanent loss of investment.

The fixed income securities held by the Fund are subject to the risk that the issuer will be unwilling or unable to satisfy its obligations to the Fund, including the periodic payment of interest or the payment of principal upon maturity.

Rating agencies are private services that provide ratings of the credit quality of fixed income securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Further, rating agencies may end coverage of a previously-rated security. Unrated securities may be less liquid than comparable rated securities.

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

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Foreign and Emerging Markets Risk. Foreign investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties. In particular, investments in, or exposure to, foreign securities involve the following risks:

•	The economies of some foreign markets often do not compare favorably with that of the U.S. in areas such as growth of gross domestic product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital. They may be more vulnerable to adverse diplomatic developments, the imposition of economic sanctions against a country, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.
•	Governmental actions – such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes – may adversely affect long investments in foreign markets.
•	The governments of certain countries may prohibit or substantially restrict foreign investing in their capital markets or in certain industries. This could severely affect security prices. This could also impair the Fund’s ability to purchase or sell foreign securities or transfer its assets or income back to the U.S., or otherwise adversely affect the Fund’s operations.
•	Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does. Corporate governance may not be as robust as in more developed countries. As a result, protections for minority investors may not be strong, which could affect security prices.
•	Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to assess a company’s financial condition.
•	Because there are usually fewer investors on foreign exchanges and smaller numbers of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the U.S.
•	Foreign markets may have different clearance and settlement procedures. In certain markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may not be able to sell an investment because of these delays.
•	Changes in currency exchange rates will affect the value of the Fund’s foreign holdings or exposures.
•	The costs of foreign securities transactions tend to be higher than those of U.S. transactions, increasing the transaction costs paid by the Fund.
•	International trade barriers or economic sanctions against foreign countries may adversely affect the Fund’s foreign holdings or exposures.

Investing in Other ETFs Risk. ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments.

“Junk Bond” Risk. Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss than an investment in investment grade bonds. Junk bonds are debt securities that are rated BB or lower by S&P and/or Ba or lower by Moody’s or the equivalent by another ratings agency, or, if unrated at the time of purchase, are deemed to be of comparable quality by the Advisor. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, and are considered highly speculative. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. These bonds are often thinly traded and can be more difficult to sell and value accurately than high quality bonds and, as a result, may be less liquid than higher quality investments. A real or perceived economic downturn or higher interest rates could cause a decline in high yield bond prices by lessening the ability of issuers to make principal and interest payments. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market’s psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid security at an unfavorable time, the Fund may incur a loss and may not achieve a high correlation with the Underlying Index.

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Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities, which could go down in value, sometimes sharply and unpredictably. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

MLP Securities Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock.

Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives some of its cash flow from investments in equity securities of MLPs. The amount of cash that a Fund will have available to pay or distribute to you depends on the ability of the MLPs that the Fund invests in to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Investment Advisor has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the natural gas infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on an MLPs’ level of operating costs (including incentive distributions to its general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks. The benefit you are expected to derive from the Fund’s investments in MLPs depends largely on the MLPs being classified as partnerships for federal tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal tax purposes, the MLP would be obligated to pay federal income tax on its taxable income at the corporate tax rate and the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to shareholders.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including the following:

•	The Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index.
•	The Fund’s use of representative sampling may cause the Fund’s tracking error with respect to the Underlying Index to be higher than would be the case if the Fund purchased all of the securities in the Underlying Index.
•	The performance of the Fund and the Underlying Index may vary due to asset valuation differences: the Fund may fair value certain of the securities it holds and to the extent it calculates its NAV based on fair value prices, the Fund’s ability to track the Underlying Index may be adversely affected.
•	There may be differences between the Fund’s portfolio and the Underlying Index as a result of legal restrictions, cost or liquidity constraints. For example, the Underlying Index is not subject to the tax diversification requirements to which the Fund must adhere; so the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. Similarly, the Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints also may delay the Fund’s purchase or sale of securities included in the Underlying Index.
•	The investment activities of one or more of the Advisor’s affiliates for their proprietary accounts and for client accounts may also adversely impact the Fund’s ability to track the Underlying Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Advisor, the Fund or other client accounts to suffer disadvantages or business restrictions. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Advisor’s affiliates.
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Passive Strategy/Index. The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of underlying securities. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund may hold constituent securities of the Underlying Index regardless of the current or projected performance of a specific security or a particular industry, market sector, country or currency. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower or higher than if the Fund employed an active strategy.

Preferred Stock Risks. Generally, preferred stockholders (such as the Fund) have no voting rights with respect to the issuing company unless certain events occur. In addition, preferred stock will be subject to greater credit risk than debt instruments of an issuer, and could be subject to interest rate risk like fixed income securities, as described below. An issuer’s board of directors is generally not under any obligation to pay a dividend (even if dividends have accrued), and may suspend payment of dividends on preferred stock at any time. There is also a risk that the issuer of any of the Fund’s holdings will default and fail to make scheduled dividend payments on the preferred stock held by the Fund).

Prepayment Risk. Prepayment risk is the risk that issuers of callable securities with high interest coupons prepay (or “call”) their bonds before their maturity date due to falling interest rates. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund’s net investment income.

Recent Market Conditions Risk. The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. The severity or duration of these conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

RIC Qualification Risk. To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. The Fund’s MLP investments may make it more difficult for the Fund to meet these requirements. The asset diversification requirements include a requirement that, at the end of each quarter of each taxable year, not more than 25% of the value of the Fund’s total assets is invested in the securities (including debt securities) of one or more qualified publicly traded partnerships; the Fund anticipates that the MLPs in which it invests will be qualified publicly traded partnerships. If the Fund’s MLP investments exceed this 25% limitation, then the Fund would not satisfy the diversification requirements and could fail to qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions.

Royalty Trust Risk. An investment in units of a royalty trust is not the equivalent of owning shares in a corporation, as unitholders do not have the statutory rights normally associated with owning shares in a corporation. Investments in royalty trusts will have varying degrees of risk depending on the sector and the underlying assets. They will also be subject to general risks associated with business cycles, commodity prices, interest rates, and other economic factors. Typically, royalty trusts are more volatile than fixed-income securities and preferred shares. The value of royalty trust units may decline significantly if they are unable to meet distribution targets. To the extent that claims against a royalty trust are not satisfied by the trust, investors in the trust (including the Fund if it is an investor in the Trust) could be held responsible for those claims. Certain, but not all, jurisdictions have enacted legislation to protect investors from some of this liability.

Royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sampling Risk. The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Sector Risk. Each sector of the Underlying Index is subject to the additional risks associated with concentrating its investments in companies in the market sector, and the Fund is subject to these risks as well. Additional underlying sector specific risks include:

Real Estate Sector. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates), the impact of changes in environmental laws, overbuilding in a real estate company’s market, and environmental problems. Because REIT’s have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund.

Oils/Energy Sector. The profitability of companies in the oils/energy sector is related to worldwide energy prices, exploration, and production spending. These companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These companies may be more dependent on single products or key personnel, and may be newer than larger, more established companies with less information to evaluate.

Sovereign Debt Securities Risk. A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.ArrowShares.com.

Cybersecurity

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate their NAV; impediments to trading; the inability of the Fund, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

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Management of the Fund

Investment Advisor

Arrow Investment Advisors, LLC, located at 6100 Chevy Chase Drive, Suite 100, Laurel MD 20707, serves as the Fund’s investment advisor. The Advisor is a Delaware limited liability company and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Advisor was established in February 2006. As of April 30, 2016, the Advisor had approximately $ 755 million in assets under management.

Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions.

Pursuant to an Investment Advisory Agreement, the Fund pays the Advisor a unitary management fee equal to 0.75% of its average daily net assets. From time to time, the Advisor may waive all or a portion of its fee. During the fiscal year ended January 31, 2016, the Fund paid 0.75% of its average net assets to the Advisor.

The Advisor’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Advisor for providing service for the Fund. Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services, and Independent Trustees’ fees, except for payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Advisor, and not Fund shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in assets.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement with respect to the Fund is available in the annual report to shareholders for the fiscal year ended January 31, 2016.

Portfolio Managers

The Fund is managed by a team consisting of William E. Flaig, Jr., Joseph Barrato, and Jonathan S. Guyer.

William E. Flaig Jr.

Chief Investment Officer

William E. Flaig, Jr. has been responsible for the day to day management of the Fund since its inception. Mr. Flaig joined Arrow Investment Advisors, LLC in February of 2007. From 2005 to 2007 he was a principal of Paladin Asset Management. To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin's corresponding alternative investment strategies. From 2000 to 2005 Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers. During this period Mr. Flaig defined the concept of hedge fund replication, initiated the research and investment strategies on which the Rydex Absolute Return Strategies Fund and the Rydex Hedge Equity Fund are based, and directed those strategies. Mr. Flaig developed the quantitative investment methodology and strategy for the Rydex Core Equity Fund and improved the investment methodology of the Rydex Sector Rotation Fund. Mr. Flaig also developed best practices for creating leverage within the constraints of a mutual fund offering unlimited trading. From 1992–1998 Mr. Flaig worked for Bankers Trust Company in New York, in departments including currency trading, proprietary trading, derivatives structuring, and emerging market fixed income. Mr. Flaig graduated from Purdue University with a degree in Management.

Joseph Barrato

Portfolio Manager

Joseph Barrato is a founding member of Arrow Investment Advisors, LLC. He has over 20 years of experience in the investment management industry, including six years with Rydex Investments, where he was responsible for the firm’s research and developed momentum models with the Rydex sector funds. Prior to Rydex, Mr. Barrato spent 12 years at the Federal Reserve Board of Governors, as an analyst and senior financial examiner. He holds a bachelor's degree in business administration from The George Washington University, where he majored in finance and minored in accounting. Mr. Barrato’s experience in the investment management industry gives him a strong understanding of the operational issues facing mutual funds and the regulatory framework under which investment companies must operate. Mr. Barrato has served as an Interested Trustee and the Chairman of the Board since the Trust was organized in August 2011.

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Jonathan S. Guyer

Portfolio Manager

Jonathan Guyer joined Arrow Investment Advisors, LLC in October 2013 after spending seven years with Longview Funds Management, LLC. During his tenure at Longview, he served the Principal, Director of Research and Chief Investment Officer of the firm. Prior to Longview, Mr. Guyer spent seven years as the head of the Proprietary Hedge Fund Group of Alex Brown & Sons, Inc., followed by five years serving as the head of Alternative Investment Product Development for Legg Mason Wood Walker, Inc. Throughout his investment management career, he has had practical experience working with index design, active portfolio management, trading, manager selection, due diligence, marketing and fund administration.

Prior to his career in investment management, Mr. Guyer spent eight years in the audit industry, serving as a senior audit manager for commercial banks and trust companies. Mr. Guyer earned his bachelor’s degree in Business Administration from the University of North Carolina-Wilmington.

The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of Fund shares.

Net Asset Value

Gemini Fund Services, LLC the Fund’s Administrator, calculates the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern Time) every day that the NYSE is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust’s Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. The NAV for the Fund is calculated and disseminated daily. The value of the Fund’s portfolio securities is based on market value when market quotations are readily available. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities not listed or traded on an exchange for which over-the-counter market quotations are readily available are generally valued at the current bid price. Debt securities are valued on the basis of prices provided by independent pricing services. If a security’s market price is not readily available, the security will be valued at fair value as determined by the Trust’s Fair Value Committee in accordance with the Trust’s valuation policies and procedures approved by the Board. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Any use of a different rate from the rates used by each Index Provider may adversely affect the Fund’s ability to track its Underlying Index.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Advisor determines that the closing price of the security is unreliable, the Advisor will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index. This may adversely affect the Fund’s ability to track the Underlying Index.

Because foreign markets may be open on different days than the days during which a shareholder may purchase Shares, the value of the Fund’s investments may change on days when shareholders are not able to purchase Shares. Additionally, due to varying holiday schedules, redemption requests made on certain dates may result in a settlement period exceeding seven calendar days. A list of the holiday schedules of the foreign exchanges of the Fund’s Underlying Indexes, as well as the dates on which a settlement period would exceed seven calendar days in 2016, is contained in an appendix to the SAI.

Premium/Discount Information

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers at market prices and the Fund’s Shares trade at market prices. The market price of Shares of the Fund may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

Information regarding how often the Shares of the Fund traded at a price above (at a premium to) or below (at a discount to) the NAV of the Fund during the past four calendar quarters can be found at www.ArrowShares.com.

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How to Buy and Sell Shares

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge in the Statement of Additional Information or by calling toll free 1-877-277-6933 or visiting our website at www.ArrowShares.com.

Shares of the Fund are listed for trading on NYSE Arca under the symbol GYLD. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized participants (“APs”) may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 75,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Share Trading Prices

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Shares

The Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in the Fund’s Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund’s Shares.

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Distribution and Service Plan

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

Dividends, Other Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to the fund only at closing NAVs, the Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,
•	You sell your Shares listed on the Exchange, and
•	You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income, if any, ordinarily are declared and paid monthly by the Fund. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the tax rate for net capital gain -- a maximum of 15% for taxable years beginning before 2014. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding REITs) and excludes dividends from foreign corporations -- subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at the 15% maximum rate referred to above through the end of 2012), regardless of how long you have held the Shares.

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Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Taxes” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Taxes” in the SAI for more information.

Fund Service Providers

Gemini Fund Services, LLC is the Fund’s administrator and fund accountant. It has its principal office at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. It is an affiliate of the Distributor.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA, 02110, is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC, 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Funds. Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as legal counsel to the Trust.

BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Index Provider

The Fund is based upon the Dow Jones Global Composite Yield Index (the “Underlying Index”). The Underlying Index is calculated and maintained by S&P Dow Jones Indexes (the “Index Provider”). The Index Provider is not affiliated with the Trust, the Advisor or the Distributor. The Advisor has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Advisor.

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No entity that creates, compiles, sponsors or maintains the Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Advisor, the Distributor or a promoter of the Fund.

Neither the Advisor nor any affiliate of the Advisor has any right to influence the selection of the securities in the Underlying Index.

Disclaimer

The "The Dow Jones Global Composite Yield Index” (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Arrow Investment Advisors, LLC. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Trademarks are trademarks of the Arrow Investment Advisors, LLC. Licensor; and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee. Arrow Dow Jones Global Yield ETF Licensee’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Licensee’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Licensee’s Product(s) particularly or the ability of the INDEX to track general market performance. S&P Dow Jones Indices’ only relationship to Licensee with respect to the INDEX is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The INDEX is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Licensee’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of Licensee’s Product(s) into consideration in determining, composing or calculating the INDEX. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Licensee’s Product(s) or the timing of the issuance or sale of Licensee’s Product(s) or in the determination or calculation of the equation by which Licensee’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Licensee’s Product(s). There is no assurance that investment products based on the INDEX will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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Other Information

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Advisor, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Fund’s Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Householding

To reduce expenses, we mail only one copy of the Prospectus or summary prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at
1-877-277-6933 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information contained in the tables for the years ended January 31, 2013, 2014, 2015, and 2016 has been audited by BBD, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Year	For the Year		For the Period
	Ended	Ended	Ended		Ended
	January 31, 2016	January 31, 2015	January 31, 2014		January 31, 2013 (1)
Net asset value, beginning of period	$ 24.30	$ 25.70	$ 26.79		$ 25.00

Activity from investment operations:
Net investment income (2)	1.53	1.52	1.51		1.02
Net realized and unrealized

gain (loss) on investments and foreign currency	(7.71)	(1.03)	(1.00)		1.85
Total from investment operations	(6.18)	0.49	0.51		2.87
Less distributions from:
Net investment income	(1.25)	(1.43)	(1.23)		(1.00)
Net realized gains	-	-	-		(0.08)
Return of capital	(0.47)	(0.46)	(0.37)		-
Total distributions	(1.72)	(1.89)	(1.60)		(1.08)

Net asset value, end of period	$ 16.40	$ 24.30	$ 25.70	(8)	$ 26.79	(8)

Total return (6)(8)	(26.97)%	1.57%	1.94%		11.87%	(4)(7)

Net assets, at end of period (000s)	$ 87,310	$ 160,359	$ 94,447		$ 34,158

Ratio of gross expenses to average
net assets	0.75%	0.75%	0.75%		0.90%	(3)
Ratio of net expenses to average
net assets	0.75%	0.75%	0.75%		0.75%	(3)
Ratio of net investment income
to average net assets	6.97%	5.73%	5.78%		5.42%	(3)

Portfolio Turnover Rate (5)	90%	87%	61%		46%	(4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(3)	Annualized.
(4)	Not Annualized.
(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)
(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.
(7)	Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.
(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

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PRIVACY notice
FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include: § Social Security number § Purchase History § Assets § Account Balances § Retirement Assets § Account Transactions § Transaction History § Wire Transfer Instructions § Checking Account Information When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933

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Who we are
Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

▪  Open an account

▪  Provide account information

▪  Give us your contact information

▪  Make deposits or withdrawals from your account

▪  Make a wire transfer

▪  Tell us where to send the money

▪  Tells us who receives the money

▪  Show your government-issued ID

▪  Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪  Affiliates from using your information to market to you

▪  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Arrow ETF Trust does not jointly market.

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Arrow Dow Jones Global Yield ETF

Advisor	Arrow Investment Advisors, LLC 6100 Chevy Chase Drive, Suite 100 Laurel, MD 20707
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Administrator	Gemini Fund Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788
Independent Registered Public Accounting Firm	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, PA 19103
Custodian and Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s SAI dated June 1, 2016. The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-277-6933 or visit the Fund’s website, at www.ArrowShares.com. You may also write to:

Arrow Dow Jones Global Yield ETF

c/o Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

You may review and obtain copies of the Fund’s information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File # 811-22624